Pinnacle Capital Management Funds

Pinnacle Capital Management Balanced Fund

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2012 (as supplemented May 24, 2012)

Supplement dated July 27, 2012

Effective July 27, 2012, the trading symbol for the Pinnacle Capital Management Balanced Fund will change to:  PINBX.

This supplement and the Prospectus provide the information a prospective investor should know about the Pinnacle Capital Management Balanced Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2012 (as supplemented), has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling 1-888-202-1338.